NAVIENT

# 2020 4th Quarter Investor Deck

March 1, 2021

# Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of December 31, 2020 (unless otherwise noted) and should be read in connection with Navient Corporation's "Navient" Annual Report on Form 10-K for the year ended December 31, 2020 (the "2020 Form 10-K"), filed by Navient with the Securities and Exchange Commission (the "SEC") on February 26, 2021 and subsequent reports filed by Navient with the SEC. Definitions for capitalized terms in this presentation not defined herein can be found in the 2020 Form 10-K. This presentation contains "forward-looking statements", within the meaning of the federal securities laws, about our business, and other information that is based on management's current expectations as of the date of this presentation. Statements that are not historical facts, including statements about the company's beliefs, opinions or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "seek," "see," "will," "would," "may," "could," "should," "goal," or "target." Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements.

For Navient, these factors include, among others, the risks and uncertainties associated with:

- the severity, magnitude and duration of the COVID-19 pandemic, including changes in the macroeconomic environment, restrictions on business, individual or travel activities intended to slow the spread of the pandemic and volatility in market conditions resulting from the pandemic including interest rates, the value of equities and other financial assets;
- the risks and uncertainties associated with increases in financing costs;
- unanticipated increases in costs associated with compliance with federal, state or local laws and regulations;
- changes in the demand for asset management and business processing solutions or other changes in marketplaces in which we compete (including increased competition);
- changes in accounting standards including but not limited to changes pertaining to loan loss reserves and estimates or other accounting standards that may impact our operations;
- adverse outcomes in any significant litigation to which the company is a party;
- credit risk associated with the company's underwriting standards or exposure to third parties, including counterparties to hedging transactions; and
- changes in the terms of education loans and the educational credit marketplace (including changes resulting from the CARES Act or other new laws and the implementation of existing laws).

The company could also be affected by, among other things:

- unanticipated repayment trends on loans including prepayments or deferrals in our securitization trusts that could accelerate or delay repayment of the bonds;
- reductions to our credit ratings, the credit ratings of asset-backed securitizations we sponsor or the credit ratings of the United States of America;
- failures of our operating systems or infrastructure or those of third-party vendors;
- risks related to cybersecurity including the potential disruption of our systems or those of our third-party vendors or customers or potential disclosure of confidential customer information;
- damage to our reputation resulting from cyber-breaches, litigation, the politicization of student loan servicing or other actions or factors;
- failure to successfully implement cost-cutting initiatives and adverse effects of such initiatives on our business;
- failure to adequately integrate acquisitions or realize anticipated benefits from acquisitions including delays or errors in converting portfolio acquisitions to our servicing platform;
- changes in law and regulations whether new laws or regulations or new interpretations of existing laws and regulations applicable to any of our businesses or activities or those of our vendors, suppliers or customers;
- changes in the general interest rate environment, including the availability of any relevant money-market index rate, including LIBOR, or the relationship between the relevant money-market index rate and the rate at which our assets are priced;
- our ability to successfully effectuate any acquisitions and other strategic initiatives;
- activities by shareholder activists, including a proxy contest or any unsolicited takeover proposal;
- changes in general economic conditions; and
- the other factors that are described in the "Risk Factors" section of the 2020 Form 10-K and in our other reports filed with the Securities and Exchange Commission.

The preparation of the company's consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could differ materially. All forward-looking statements contained in this release are qualified by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.

Navient reports financial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Adjusted Tangible Equity Ratio, and various other non-GAAP financial measures derived from Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient's performance and the allocation of corporate resources. Navient Core Earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see Core Earnings in Navient's third-quarter earnings release and pages 48 - 50 of this presentation for a further discussion and a complete reconciliation between GAAP net income and Core Earnings.

NAVIENT®

**We are the leader in education loan management and business processing solutions for education, healthcare and government clients at the federal, state and local levels**

*We help our clients and millions of Americans achieve financial success through our services and support, leveraging our 45+ years of data, analytics and processing experience and excellence*

## Originations Franchise and Existing Loan Portfolio Generate Significant Cash Flows

- ✓ Our originations platform with its low-cost to acquire model generates highly accretive loans
- ✓ Education loan portfolios will generate predictable and stable cash flows over 20+ years

## Leveraging Our Scalable Technology Platform to Deliver Value

- ✓ Through our dynamic operating mode, we continue to deliver solutions to a broad universe of customers
- ✓ Optimized scale and infrastructure leave us well positioned for continued EBITDA growth

## Disciplined Expense Management & Prudent Capital Allocation

- ✓ We drive efficiency through continuous expense rationalization throughout the business
- ✓ Focused on maintaining our dividend and returning excess capital to shareholders

**Executing on our long-term value-creation strategy and utilizing our core strengths**

# Delivering Long-term Value to Shareholders

## Federal Education Loans Segment

- ✓ Providing **payment relief** to borrowers impacted by COVID-19
- ✓ Improved net interest margin from **83 bps** to **99 bps**, year over year, as our portfolio benefits from a low-rate environment
- ✓ Actively managed our portfolio, decreasing our delinquency rate from **11.7%** to **9.2%** year over year
- ✓ Reduced operating expenses **$72 million**, or **20%**, year over year

**99 bps NIM**

## Consumer Lending Segment

- ✓ Originated **$4.6 billion** of Private Education Refinance Loans
- ✓ By **optimizing our funding mix**, we produce assets with durable margins and superior risk adjusted returns
- ✓ Actively managed our portfolio, decreasing our delinquency rate from **4.6%** to **2.6%** year over year
- ✓ Reduced operating expenses by **$10 million**, or **6%**, year over year

**320 bps NIM**

## Business Processing Segment

- ✓ Leveraged our **technology enabled platform** to win new contracts and serve our customers and clients
- ✓ Utilizing Navient's flexible infrastructure and **over 4,500 employees** to support clients by providing critical COVID-19 services in their communities [1]
- ✓ **Grew revenue 18%** year over year despite unprecedented disruption
- ✓ Demonstrated our differentiated **expertise and franchise value** to new and existing clients

**19% EBITDA margin [2]**

Note: Yearly data is as of 12/31/2020, unless otherwise noted.
[1] As of 2/19/2021
[2] Item is a non-GAAP financial measure. See pages 48 - 50 for a description and reconciliation.

# Actual Cash Flows From Our Education Loan Portfolio Have Exceeded Projections

**Actual Cash Flows Continue to Exceed Projections [1]**

**December, 2017 to December 31, 2020**
**($'s in Billions)**


$13.7
$9.4
3-year Projection at Q4 2017
Actual Cash Flows (Q4 2017 - Q4 2020)

**Prudent Investment of Cash Flows Drives Margins and Creates Value**

**Cash flows generated Q4 2017 - Q4 2020 were invested in the following:**

- ✓ Acquired over $13 billion of education loans
- ✓ Reduced unsecured debt by $5.6 billion [2]
- ✓ Share repurchases of $1.1 billion
- ✓ Returned $435 million to shareholders in dividends
- ✓ No Corporate Acquisitions [3]

**Actual cash flows exceeded projections [1] by over $4 billion, primarily through financing activity and accretive acquisitions of education loans**

[1] Projections provided in Q4 2017 earnings presentation, published on January 24, 2018, available at Navient.com/investors.
[2] Unsecured debt at par value.
[3] Excludes tuck-in acquisitions.

# Lifetime Cash Flows Will Exceed Original Projections

**Navient's student loan portfolios continues to exceed expectations [1]**

($'s in Billions)

| Life of Loan Projections | Q4 2017 | Q4 2020 |
|---|---|---|
| Total FFELP Cash Flows | $12.7 | $8.3 |
| Total Private Education Cash Flows | $15.3 | $8.4 |
| **Combined Cash Flows** | **$28.0** | **$16.7** |
| **Unsecured Debt [2]** | **$14.0** | **$8.4** |
| **Net Cash Flow** | **$14.0** | **$8.3** |



$14.0
Q4 2017 Net Cash Flow Projection
Q4 2017
$21.9
$8.3
Net Cash Flow Projection at Q4 2020
$13.7
Actual Cash Flows Since Q4 2017
Q4 2020

[1] Projections provided in Q4 2017 earnings presentation, published on January 24, 2018, available at Navient.com/investors.
[2] Unsecured debt at par value.
Net cash flows are equal to combined cash flows less unsecured debt at par.

Note: These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
Note: Numbers may not add due to rounding.

# Originating Education Loans is An Attractive Opportunity

## Sizable Market With Attractive Yields[1]



Estimated Total Market Annual Originations and Yields ($'s in billions)
Grad PLUS
In-School Private Education Loans
Private Education Refinance Loans
$11
$14
$14
Estimated 2020 Originations



~5%
~8%
~4%
Estimated Average Yield

## Leveraging Our Existing Infrastructure to Generate Value

- **Private Education Refinance Loans**:
  - Using our data and expertise to deploy capital at mid-teens ROE
  - Life of loan loss expectation of 1.25% [2]
  - Weighted average life of ~3.5 years
- **In-School Private Education Loans**:
  - Using our data and expertise to deploy capital at high-teens ROE
  - Life of loan loss expectations of 6% [2]
  - Weighted average life of ~8 years

## Typical Refi Borrower Profile [3]

| | |
|---|---|
| Borrower Age | 33 |
| Months since Graduation | 72 |
| Education | 63% advanced degrees |
| FICO | 764 |
| Income | $133,354 |
| Monthly Real Free Cash Flow | $4,333 |
| Original Loan Amount | $70,989 |

[1] Source: Navient estimates for total originations based on "Jennifer Ma, Matea Pender, and CJ Libassi (2020). Trends in Student Aid 2020, New York: The College Board"; Navient estimates for average yields based on FSA Data Center and third-party company filings.

[2] Life of loan loss expectations are on a gross basis.

[3] Weighted average.

# Growing Earnings and Generating Shareholder Value

**Driving EPS Accretion for Shareholders**



Adjusted Core EPS
28% CAGR
$2.09
$2.64
$3.40
2018
2019
2020

**Delivering Value**

- ✓ Long-term value for shareholders driven by consistent earnings and capital return
- ✓ Allocating capital to attractive investments, including portfolio acquisitions and new originations
- ✓ Continuously driving efficiency improvements and expense structure rationalization
- ✓ Returning excess capital to shareholders

**Focused on Consistent Margins, Increasing Adjusted Net Income 8% in Full Year 2020 to $663 million, from $616 Million in 2019**

Metrics shown on a "Core Earnings" basis, and are non-GAAP financial measures.

# Navient is Focused on Cost Efficiency

## Industry-leading Efficiency

- ✓ Innovative financing reduces interest expense, maximizing cashflow and shareholder value
- ✓ Continue to drive strong margins through capital-efficient fee businesses, leveraging our scaled infrastructure and technical expertise

## Continuously Rationalizing Our Expense Base

- ✓ Focused on reducing expenses and improving efficiency across our businesses
- ✓ Delivering significant efficiency gains and migrating to a more variable expense structure

*Stable Efficiency Ratio While Managing An Amortizing Portfolio*



47%
49%
48%
2018
2019
2020
Efficiency Ratio



$95
$87
$81
2018
2019
2020
Total Gross Loans ($ billions)

*Efficiency Initiatives Have Reduced Gross Expenses*



3% Decline
$945
$920
2019
2020
Comparable Core Earnings Total Expenses ($ in millions)

"Adjusted" and "Comparable" expenses are non-GAAP financial measures. By using these measures, management can make better short-term and long-term decisions related to expense management and allocation.

# Asset Generation Drives Meaningful Returns

| | | Since 2014 Separation [1] |
|---|---|---|
| ***Loan Originations*** | ✓ Our competitive franchise, with its highly attractive return profile, leverages our core expertise to drive profits and growth | Originated **$12+ billion** of Education Refi Loans |
| ***Loan Portfolios and Corporate acquisitions*** | ✓ Accretive, high-return portfolio acquisitions, and capital-lite fee businesses generate organic income | Acquired **$42 billion** of Education Loans |
| ***Dividends*** | ✓ Consistent quarterly distributions since separation | Paid **$1.2 billion** in dividends |
| ***Share Repurchase*** | ✓ Since separation, repurchased nearly 60% of outstanding shares, with $600 million of repurchase authority remaining | Repurchased **$3.6 billion** of Navient shares |
| ***Reduce Unsecured Debt*** | ✓ Optimizing capital structure and return profile, ensuring ongoing access to unsecured debt markets | Reduced unsecured debt by **$8.8 billion** |

**Total Payout Ratio of Nearly 120% Since Separation**

All data as of 12/31/2020; Payout ratio shown on the basis of Adjusted Core Earnings, a non-GAAP financial measure.
[1] Separation values are as reported 6/30/2014.

# Outlook

| | Key Company & Business Segment Metrics | | |
|---|---|---|---|
| | 2020 Original [1] Targets | 2020 Actuals | 2021 Guidance |
| Core Earnings Return on Equity [2] | High Teens to Low Twenties | 30% ✓ | Low Twenties |
| Core Earnings Efficiency Ratio [2] | ~50% | 48% ✓ | ~52% |
| Adjusted Tangible Equity Ratio [3] | Above 6.0% | 5.0% (Pro forma Adjusted Tangible Equity Ratio of 7.1%) [3] | ~5.5% |
| Net Interest Margin – Federal Education Loan Segment | Low to Mid 80's | 0.99% ✓ | Mid to High 90's |
| Charge-off Rate – Federal Education Loan Segment | 0.06% - 0.08% | 0.10% | ~0.10% |
| Net Interest Margin – Consumer Lending Segment | 3.00% - 3.10% | 3.20% ✓ | 2.70% - 2.80% |
| Charge-off Rate – Consumer Lending Segment | 1.5% - 1.7% | 0.88% ✓ | 1.5% - 2.0% |
| EBITDA Margin – Business Processing Segment [2] | High Teens | 19% ✓ | High Teens |

[1] Key Company & Business Segment Metrics were first provided on January 22nd, 2020.
[2] Item is a non-GAAP financial measure. See pages 48 - 50 for a description and reconciliation.

[3] Item is a non-GAAP financial measure. See pages 48 - 50 for a description and reconciliation. Cumulative derivative accounting mark to market losses decreased by 6% to $616 million during the fourth quarter but will reverse to zero as contracts mature. Excluding this amount would result in an ATE ratio of 7.1% as of December 31, 2020.

# Funding & Liquidity

# 2020 Financing and Capital Management

## Capital Management

- ✓ Committed to returning excess capital to shareholders
  - Returned **$523 million** through dividends and share repurchases
  - Total remaining share repurchase authority of **$600 million** [1]
- ✓ Pro Forma Adjusted Tangible Equity Ratio (ATE) [2] of **7.1%**
- ✓ Reduced unsecured debt by **$1.1 billion** year over year

## Financing

- ✓ Issued **$6.3 billion** of Private Education Loan ABS transactions in 2020
  - Issued 2 Private Education Loan ABS transactions in the Q4 20 for **$1.6 billion**
  - On January 19, priced 2021-A, at pre-COVID funding spreads for **$818 million**
- ✓ Issued 2 FFELP ABS transactions for **$1.5 billion** in 2020
- ✓ Continued improvement in enhancement funding on our high-quality assets has increased financing efficiency and reduced our reliance on higher-cost funding

[1] As of 12/31/2020.
[2] Item is a non-GAAP financial measure. See pages 48 - 50 for a description and reconciliation.

# FFELP ABS Transactions

| | NAVSL 2021-1 | | | | | NAVSL 2020-2 | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| **Pricing Date:**<br>**Settlement Date:** | February 8, 2021<br>February 18, 2021 | | | | | October 14, 2020<br>October 22, 2020 | | | | |
| **Issuance Amount:** | $1,015,900,000 | | | | | $776,800,000 | | | | |
| **Collateral:** | U.S. Government Guaranteed<br>FFELP Consolidation, and FFELP Non-Consolidation Loans | | | | | U.S. Government Guaranteed<br>FFELP Consolidation, and FFELP Non-Consolidation Loans | | | | |
| **Prepayment Speed [1]:** | 4% CPR Consolidation / 6% CPR Non-Consolidation<br>8% CPR Rehabilitation | | | | | 4% CPR Consolidation / 6% CPR Non-Consolidation<br>8% CPR Rehabilitation | | | | |
| **Tranching:** | **Class** | **Ratings (M/S/D) [2]** | **Amt. ($M)** | **WAL[3]** | **Pricing [3]** | **Class** | **Ratings (M/S/D) [2]** | **Amt. ($M)** | **WAL[3]** | **Pricing [3]** |
| | A-1A | Aaa / AA+ / AAA | $150 | 5.77 | Swaps + 0.60% | A-1A | Aaa / AA+ / AAA | $250 | 5.70 | Swaps + 0.90% |
| | A-1B | Aaa / AA+ / AAA | $852 | 5.77 | 1ML + 0.60% | A-1B | Aaa / AA+ / AAA | $516 | 5.70 | 1ML + 0.90% |
| | B | Aaa / NR / AAA | $14 | 12.85 | 1ML + 1.45% | B | Aaa / NR / AAA | $11 | 12.34 | 1ML + 2.10% |

[1] Constant Repayment Rate (CPR) estimated based on a variety of assumptions concerning loan repayment behavior.
[2] Represents ratings by Moody's (M), S&P (S), and DBRS (D).
[3] Weighted Average Life (WAL) and Pricing are to the expected call date.

# Private Education Loan ABS Transactions

| | NAVSL 2021-A | | | | | NAVSL 2020-I | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| Pricing Date:<br>Settlement Date: | January 19, 2021<br>January 28, 2021 | | | | | December 1, 2020<br>December 10, 2020 | | | | |
| Issuance Amount: | $817,800,000 | | | | | $604,000,000 | | | | |
| Collateral: | Private Education Refi Loans | | | | | Private Education Refi Loans | | | | |
| Prepayment Speed [1]: | 15% CPR | | | | | 15% CPR | | | | |
| Tranching: | Class | Ratings (S/D) [2] | Amt ($M) | WAL[3] | Pricing [3] | Class | Ratings (S/D) [2] | Amt ($M) | WAL[3] | Pricing [3] |
| | A | AAA/AAA | $768 | 2.68 | Swaps + 0.60% | A-1A | AAA/AAA | $252 | 3.73 | Swaps + 1.00% |
| | B | NR/AA | $50 | 7.13 | Swaps + 1.45% | A-1B | AAA/AAA | $300 | 3.73 | 1ML + 1.00% |
| | | | | | | B | AA/AA | $52 | 9.01 | Swaps + 2.15% |

[1] Constant Repayment Rate (CPR) estimated based on a variety of assumptions concerning loan repayment behavior.
[2] Represents ratings by S&P (S) and DBRS (D).
[3] Weighted Average Life (WAL) and Pricing are to the expected call date.

# Optimized Capital Structure

## Long-Term Conservative Funding Approach

- Important to maintain our credit ratings which support ongoing access to the unsecured debt markets
  - We pursue opportunities to repurchase debt in the open market
  - Well positioned to capitalize on improving new issuance markets
- 85% of our Education loan portfolio is funded to term
  - Q4 2020 issuance of $1.6 billion of Private Education Loan ABS compared to $1.2 billion in Q4 2019
- Returned $523 million to shareholders through dividends and share repurchases in 2020

## Managing Unsecured Debt Maturities

(par value, $ in billions)


$5.4
$8.5
$5.1
$8.9
$4.0
$7.6
$2.4
$7.1
$2.6
$5.9
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
Maturities within 5 years
Maturities beyond 5 years

# Managing Unsecured Debt Maturities



(par value, $ in billions)
On January 28, 2021, issued **$500 million** of unsecured debt due March 2028
$1.5
$0.7
$1.8 $1.8
$1.5 $1.5
$1.4 $1.4
$0.6 $0.6
$0.5 $0.5
$0.0
$0.7
$0.0 $0.0
$0.2 $0.2
$1.1 $1.1
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030+
As of December 31, 2019
As of December 31, 2020

**Long-term Conservative Funding Approach**

- Navient prioritizes continued access to the unsecured debt market as an important component in our capital structure
- We continue a conservative approach to unsecured debt
  - Navient's total unsecured debt has declined $1.1 billion or 12%, since the year-ago quarter

# Education Loan Portfolio Generates Significant Cash Flows

## Projected Life of Loan Cash Flows over ~20 Years

| $'s in Billions | |
|---|---|
| FFELP Cash Flows | 12/31/20 |
| Secured | |
| Residual (including O/C) | $4.3 |
| Floor Income | 1.8 |
| Servicing | 1.8 |
| Total Secured | $7.9 |
| Unencumbered | 0.4 |
| **Total FFELP Cash Flows** | **$8.3** |
| Private Credit Cash Flows | |
| Secured | |
| Residual (including O/C) | $4.9 |
| Servicing | 0.5 |
| Total Secured | $5.4 |
| Unencumbered | 3.0 |
| **Total Private Cash Flows** | **$8.4** |
| **Combined Cash Flows before Unsecured Debt** | **$16.7** |
| **Unsecured Debt (par value)** | $8.4 |

## Enhancing Cash Flows

- Generated $2.7 billion of cash flows in 2020
- Reduced total unsecured debt by $1.1 billion
- Returned $0.5 billion to shareholders through share repurchase and dividends in 2020
- Acquired $4.6 billion of student loans in 2020
- $16.7 billion of estimated future cash flows remain over ~20 years
  - Includes ~$6 billion of overcollateralization[1] (O/C) to be released from residuals
- $2.6 billion of unencumbered student loans
- $0.5 billion of hedged FFELP Loan embedded floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.
[1] Includes the PC Turbo Repurchase Facility Debt totaling $1.2 B as of 12/31/2020.

# Education Loan Portfolio Generates Meaningful Cash Flows Over The Next Five Years

## Projected Annual Private Education Loan Cash Flows



($'s in Billions)
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.1
$1.0
$1.0
$0.9
$0.8
2021
2022
2023
2024
2025
Cash Flows assuming call option can be exercised at 10%

## Projected Annual FFELP Loan Cash Flows



($'s in Billions)
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
$1.2
$1.0
$1.0
$0.9
$0.8
2021
2022
2023
2024
2025
Cash Flows assuming trusts run to maturity

## Private Education Loan Portfolio Assumptions

- The Private Education Loan portfolio is projected to generate $4.8 billion in cash flows through 2025 excluding operating expenses, taxes and unsecured debt principal and interest payments
- Future loan originations are not included
- Unencumbered loans of $2.4 billion are not securitized to term
- Includes the repayment of debt related to asset-backed securitization repurchase facilities when the call option is exercised

## FFELP Loan Portfolio Assumptions

- The FFELP loan portfolio is projected to generate $4.9 billion in cash flows through 2025 excluding operating expenses, taxes and unsecured debt principal and interest payments
- Unencumbered loans of $0.2 billion are not securitized to term
- Includes projected floor income

These projections are based on internal estimates and assumptions and are subject to ongoing review and modification. These projections may prove to be incorrect.

# Secured Cash Flow

| $ in Millions | 2020 | 2019 | 2018 | 2017 |
|---|---|---|---|---|
| *FFELP* | | | | |
| Term Securitized | | | | |
| Servicing (Cash Paid) | $ 227 | $ 253 | $ 288 | $ 314 |
| Net Cash Flow [1, 2] | 830 | 969 | 1,290 | 1,255 |
| *Total FFELP* | $ 1,057 | $ 1,223 | $ 1,577 | $ 1,569 |
| *Private Credit* | | | | |
| Term Securitized | | | | |
| Servicing (Cash Paid) | $ 124 | $ 135 | $ 147 | $ 163 |
| Net Cash Flow [3] | 1,307 | 1,065 | 907 | 579 |
| *Total Private Credit* | $ 1,431 | $ 1,200 | $ 1,054 | $ 742 |
| *Total FFELP and Private Credit* | $ 2,488 | $ 2,423 | $ 2,631 | $ 2,311 |

| Average Principal Balances | 2020 | 2019 | 2018 | 2017 |
|---|---|---|---|---|
| *FFELP* | | | | |
| Term FFELP | $ 57,346 | $ 62,969 | $ 69,512 | $ 72,768 |
| Other Secured FFELP | 3,122 | 4,141 | 3,920 | 7,110 |
| *Total FFELP* | $ 60,468 | $ 67,110 | $ 73,432 | $ 79,879 |
| *Private Credit* | | | | |
| Term Private Credit | $ 16,405 | $ 16,795 | $ 17,729 | $ 19,547 |
| Other Secured Financings | 4,075 | 3,526 | 3,700 | 2,406 |
| *Total Private Credit* | $ 20,480 | $ 20,321 | $ 21,429 | $ 21,953 |
| *Total FFELP and Private Credit* | $ 80,948 | $ 87,431 | $ 94,861 | $ 101,832 |

Note: Totals may not add due to rounding
[1] Includes the impact of all floor contracts.
[2] The FHLB Facility matured in 2018.
[3] Net Cash Flow includes payments made on the revolving credit agreements with Navient Corporation.

# FFELP ABS

# FFELP ABS Issuance Characteristics

| FFELP ABS Transaction Features | Collateral Characteristics |
|---|---|
| • Issue size of $500M+ <br> • Senior and subordinate notes <br> • Amortizing tranches with 1 to 10(+) year average lives <br> • Fixed rate and floating rate securities <br> • Compliant with U.S. risk retention regulations <br> • Navient Solutions, LLC is master servicer | • Guarantee of underlying collateral insulates bondholders from most risk of loss of principal [1] <br> • Typically non-dischargeable in bankruptcy |

[1] Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.

# FFELP Loan Program Characteristics

| Parameter | Subsidized Stafford | Unsubsidized Stafford | PLUS/Grad PLUS | Consolidation |
|---|---|---|---|---|
| Borrower | Student | Student | Parents or Graduate Students | Student or Parents |
| Needs Based | Yes | No | No | N/A |
| Federal Guarantee of Principal and Accrued Interest | 97 - 100% | 97 - 100% | 97 - 100% | 97 - 100% |
| Interest Subsidy Payments | Yes | No | No | Yes |
| Special Allowance Payments (SAP) | Yes | Yes | Yes [1] | Yes |
| Original Repayment Term [2] | 120 months | 120 months | 120 months | Up to 360 months |
| Aggregate Loan Limit | Undergraduate: $23,000<br>Graduate: $65,500 | Undergraduate [3]: $57,500<br>Graduate: $138,500 | None | None |

[1] Only applies for loans made between July 1, 1987 through January 1, 2000 if cap is reached.
[2] Repayment Term may be extended through various repayment options including Income Driven Repayment plans and Extended Repayment.
[3] Aggregate loan limit for a Dependent Undergraduate is $31,000.
Note: As of July 1, 2011.

# Navient Stafford & PLUS Loan Prepayments

- Annualized CPRs for Stafford/PLUS ABS trusts have decreased from pre-2008 levels as incentives for borrowers to consolidate have declined
- Higher prepayment activity in mid-2012 was related to the short-term availability of the Special Direct Consolidation Loan program
- Prepayments increases occurred in 2015 and 2018 as we exercised our option to purchase assets from selected transactions to mitigate the risk that certain tranches might remain outstanding past their legal final maturity dates



Historical Stafford/PLUS ABS CPRs by Issuance Vintage
Quarterly CPR*
70%
60%
50%
40%
30%
20%
10%
0%
-10%
2Q2004
4Q2004
2Q2005
4Q2005
2Q2006
4Q2006
2Q2007
4Q2007
2Q2008
4Q2008
2Q2009
4Q2009
2Q2010
4Q2010
2Q2011
4Q2011
2Q2012
4Q2012
2Q2013
4Q2013
2Q2014
4Q2014
2Q2015
4Q2015
2Q2016
4Q2016
2Q2017
4Q2017
2Q2018
4Q2018
2Q2019
4Q2019
2Q2020
4Q2020
2002
2003
2004
2005
2006
2007
2008
2010
2012
2013
2014
2015
2016
2017
2018
2019

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

# Navient Consolidation Loan Prepayments

- CPRs for Consolidation ABS trusts declined significantly following legislation effective in 2006 that prevented in-school and re-consolidation of borrowers' loans
- Higher prepayment activity in mid 2012 was related to the short term availability of the Special Direct Consolidation Loan program



Historical Consolidation ABS CPRs by Issuance Vintage
Quarterly CPR*
25%
20%
15%
10%
5%
0%
-5%
2Q2004
2Q2005
2Q2006
2Q2007
2Q2008
2Q2009
2Q2010
2Q2011
2Q2012
2Q2013
2Q2014
2Q2015
2Q2016
2Q2017
2Q2018
2Q2019
2Q2020
2002
2003
2004
2005
2006
2007
2009
2011
2012
2014

* Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

# Private Education Loan ABS

# Private Education Loan ABS Issuance Characteristics

| Private Education Loan ABS Transaction Features | Collateral Characteristics |
| --- | --- |

**Private Education Loan ABS Transaction Features**

- Issue size of $500M+
- Senior and subordinate notes
- Amortizing tranches with 1 to 10 year average lives
- Fixed rate and floating rate securities
- Compliant with U.S. risk retention and, depending on the transaction, with European risk retention
- Navient Solutions, LLC is master servicer

**Collateral Characteristics**

- Collateralized by loans made to students and parents to fund college tuition, room and board
  - Seasoned assets benefiting from proven payment history
  - Refi assets with strong credit factors including high FICO scores, income, and ability to pay
- Underwritten using a combination of FICO, custom scorecard & judgmental criteria with risk based pricing, debt-to-income, household income, and free cash flow, as applicable

# Navient Private Education Loan Programs

| | Smart Option | Undergrad/Grad/ Med/Law/MBA | Direct-to-Consumer (DTC) | Consolidation (Legacy) | Private Education Refi | Private Education Origination |
|---|---|---|---|---|---|---|
| Origination Channel | School | School | Direct-to-Consumer | Lender | Lender | School |
| Typical Borrower | Student | Student | Student | College Graduates | College Graduates & Select Non-Graduates | Student |
| Typical Co-signer | Parent | Parent | Parent | Parent | Parent | Parent |
| Typical Loan | $10k avg orig bal, 10 yr avg term, in-school payments of interest only, $25 or fully deferred | $10k avg orig bal, 15 yr term, deferred payments | $12k avg orig bal, 15 yr term, deferred payments | $43k avg orig bal, 15-30 year term depending on balance, immediate repayment | $50k-75k avg orig bal, 5-20 year term depending on balance, immediate repayment | $15k avg orig bal, 5-15 year term, in-school payments of immediate repayment, interest only, $25 or fully deferred |
| Origination Period | March 2009 to April 2014 | All history through 2014 | 2004 through 2008 | 2006 through 2008 | 2014 through current | April 2019 through current |
| Certification and Disbursement | School certified and disbursed | School certified and disbursed | Borrower self-certified, disbursed to borrower | Proceeds to lender to pay off loans being consolidated | Proceeds to lender to pay off loans being consolidated | School certified and disbursed |
| Borrower Underwriting | FICO, custom credit score model, and judgmental underwriting | Primarily FICO | Primarily FICO | FICO and Debt-to-Income | FICO, Debt-to-Income, Income, Free Cash Flow (as applicable) | FICO, Debt-to-Income, Income, Free Cash Flow (as applicable) |
| Borrowing Limits | $200,000 | $100,000 Undergraduate, $150,000 Graduate | $130,000 | $400,000 | Maximum $550,000, varies by program | Up to total cost of attendance Private Aggregate Loan Limit of $250,000 |
| Additional Characteristics | ▸ Made to students and parents primarily through college financial aid offices to fund 2-year, 4-year and graduate school college tuition, room and board<br>▸ Also available on a limited basis to students and parents to fund non-degree granting secondary education, including community college, part time, technical and trade school programs<br>▸ Both Title IV and non-Title IV schools [(1)] | ▸ Made to students and parents through college financial aid offices to fund 2- year, 4-year and graduate school college tuition, room and board<br>▸ Signature, Excel, Law, Med and MBA Loan brands<br>▸ Title IV schools only 1<br>▸ Freshmen must have a cosigner with limited exceptions<br>▸ Co-signer stability test (minimum 3 year repayment history) | ▸ Terms and underwriting criteria similar to Undergraduate, Graduate, Med/Law/MBA with primary differences being:<br>- Marketing channel<br>- No school certification<br>- Disbursement of proceeds directly to borrower<br>▸ Title IV schools only [1]<br>▸ Freshmen must have a co-signer with limited exceptions<br>▸ Co-signer stability test (minimum 3 year repayment history) | ▸ Loans made to students and parents to refinance one or more private education loans<br>▸ Student must provide proof of graduation in order to obtain loan | ▸ Loans made to high FICO / high income customers with positive free cash flow and/or established credit profiles | ▸ Made to students/cosigners with high FICO / high income / positive free cash flow and/or established credit profiles, to fund 4-year and graduate school college tuition, room and board<br>▸ 9-month grace period after graduation<br>▸ Title IV and non-profit schools only |

[1] Title IV institutions are post-secondary institutions that have a written agreement with the Secretary of Education that allows the institution to participate in any of the Title IV federal student financial assistance programs and the National Early Intervention Scholarship and Partnership (NEISP) programs.

# Navient Private Education Trusts

As of the respective cutoff dates for each transaction

| *2019-2021YTD* | *Navient* | | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| *Issuance Program* | NAV 19-A | NAV 19-B | NAV 19-C | NAV 19-D | NAV 19-E | NAV 19-F | NAV 19-G | NAV 20-A | NAV 20-B | NAV 20-C | NAV 20-D | NAV 20-E | NAV 20-F | NAV 20-G | NAV 20-H | NAV 20-I | NAV 21-A |
| Bond Amount ($mil) | 647 | 550 | 610 | 560 | 535 | 714 | 498 | 620 | 712 | 546 | 808 | 499 | 781 | 786 | 995 | 604 | 818 |
| Initial AAA Enhancement (%) | 14% | 21% | 12% | 22% | 13% | 9% | 10% | 23% | 10% | 24% | 10% | 10% | 10% | 8% | 11% | 18% | 8% |
| Initial Enhancement (%) | 5% | 11% | 4% | 13% | 5% | 4% | 4% | 13% | 4% | 12% | 3% | 3% | 3% | 3% | 4% | 10% | 3% |
| **Loan Program (%)** | | | | | | | | | | | | | | | | | |
| Signature/Law/MBA/Med | 0% | 31% | 0% | 63% | 0% | 0% | 0% | 36% | 0% | 84% | 0% | 0% | 0% | 0% | 0% | 53% | 0% |
| Smart Option | 0% | 24% | 0% | 11% | 0% | 0% | 0% | 52% | 0% | 0% | 0% | 0% | 0% | 0% | 0% | 31% | 0% |
| Consolidation | 0% | 5% | 0% | 12% | 0% | 0% | 0% | 3% | 0% | 1% | 0% | 0% | 0% | 0% | 0% | 9% | 0% |
| Private Education Refi | 100% | 30% | 100% | 0% | 100% | 100% | 100% | 0% | 100% | 0% | 100% | 100% | 100% | 100% | 100% | 0% | 100% |
| Direct to Consumer | 0% | 10% | 0% | 13% | 0% | 0% | 0% | 9% | 0% | 11% | 0% | 0% | 0% | 0% | 0% | 7% | 0% |
| Career Training | 0% | 0% | 0% | 1% | 0% | 0% | 0% | 0% | 0% | 4% | 0% | 0% | 0% | 0% | 0% | * | 0% |
| **Total** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** | **100%** |
| **Payment Status** | | | | | | | | | | | | | | | | | |
| School, Grace, Deferment | 1% | 6% | * | 7% | * | 1% | * | 10% | * | 6% | * | 1% | * | * | * | 7% | * |
| Repayment | 99% | 92% | 99% | 92% | 100% | 99% | 100% | 88% | 100% | 92% | 97% | 95% | 96% | 97% | 100% | 89% | 100% |
| Forbearance | * | 2% | * | 1% | * | * | * | 2% | * | 2% | 3% | 4% | 4% | 3% | * | 4% | * |
| WA Term to Maturity (Mo.) | 151 | 150 | 151 | 163 | 147 | 144 | 143 | 148 | 145 | 166 | 140 | 135 | 141 | 141 | 132 | 161 | 136 |
| WA Months in Repayment (Mo.) | - | 59[2] | - | 86 | - | - | - | 86 | - | 81 | - | 135 | - | - | - | 95 | - |
| % Loans with Cosigner | 0% | 55% | 0% | 75% | 0% | 0% | 0% | 79% | 0% | 76% | 0% | 0% | 0% | 0% | 0% | 77% | 0% |
| % Loans with No Cosigner | 100% | 45% | 100% | 25% | 100% | 100% | 100% | 21% | 100% | 24% | 100% | 100% | 100% | 100% | 100% | 23% | 100% |
| WA FICO at Origination | 756 | 745 | 756 | 734 | 760 | 762 | 765 | 735 | 760 | 737 | 763 | 781 | 763 | 764 | 777 | 733 | 774 |
| WA Recent FICO at Issuance | - | 747 | - | 744 | - | - | - | 741 | - | 741 | - | - | - | - | - | 741 | - |
| WA FICO (Cosigner at Origination) | - | 738 | - | 744 | - | - | - | 744 | - | 746 | - | - | - | - | - | 743 | - |
| WA FICO (Cosigner at Rescored) | - | 746 | - | 753 | - | - | - | 749 | - | 751 | - | - | - | - | - | 751 | - |
| WA FICO (Borrower at Origination) | 756 | 753 | 756 | 705 | 760 | 762 | 765 | 701 | 760 | 709 | 763 | 781 | 763 | 764 | 777 | 701 | 774 |
| WA FICO (Borrower at Rescored) | - | 749 | - | 716 | - | - | - | 710 | - | 709 | - | - | - | - | - | 710 | - |
| WA LIBOR Equivalent Margin[1] | 5.49% | 6.30% | 5.56% | 6.02% | 5.46% | 5.11% | 4.83% | 5.18% | 4.84% | 6.69% | 4.75% | 5.23% | 4.78% | 4.82% | 3.62% | 6.21% | 4.08% |

[1] Assumes Prime / 1 month LIBOR spread of 3.00% for transactions with Prime collateral. However, for 100% Private Education Refi transactions, represents the gross borrower coupon.

* Represents a percentage greater than 0% but less than 0.5%.

# Navient Private Education Legacy Loan Trusts – Prepayment Analysis

- Constant prepayment rates increased beginning 2014 on increased seasoning-related voluntary prepayment and the emergence of the external student loan refinance market
- Prepayments have declined in 2020 during the COVID-19 crisis as borrowers utilized COVID disaster forbearances



Constant Prepayment Rate (CPR)
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Nov-03
May-04
Nov-04
May-05
Nov-05
May-06
Nov-06
May-07
Nov-07
May-08
Nov-08
May-09
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
May-13
Nov-13
May-14
Nov-14
May-15
Nov-15
May-16
Nov-16
May-17
Nov-17
May-18
Nov-18
May-19
Nov-19
May-20
Nov-20
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
2012-C
2012-D
2012-E
2013-A
2013-B
2013-C
2014-A
2014-CT
NAVI 2014-A
2015-A
2015-B
2015-C
2016-A

# Higher Education Industry

# At $1.5 trillion in student loans, the federal government is the largest non-mortgage consumer lender

- Federal loan interest rates, limits and terms are set by Congress.
- All federal loans are issued directly by the U.S. Department of Education since 2010 when federally guaranteed loans ended.
- Federal loans have no traditional underwriting, and no truth in lending disclosures.
- In AY 19-20, ED disbursed $88B in student loans, a decline from peak of $125B in AY 10-11.
- The number of federal borrowers is up by 52% since 2007.

*Total student loan originations, by type*



110
100
90
80
70
60
50
40
30
20
10
0
Billions, $
Federal student loans
Private education loans
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Academic year ending in...

The increasing dominance of federal student loan originations versus private loans reflects the federal government's massive involvement in student loans: it owns or guarantees 92% of the $1.6 trillion outstanding in student loans.

*Ownership distribution of student loans*



FFELP guarantors 1.7%
Private 8%
FFELP owned privately 8.9%
Perkins 0.4%
Dept of Education loan 81%

92% of student loans outstanding are owned or guaranteed by the federal government.

Source: Outstanding data as of 9/30/19 from FSA Data Center and Federal Reserve, Consumer Credit-G.19, Nov. 2019, originations from College Board, "Trends in Student Aid 2019"

# In its role as a federal student loan servicer, Navient helps borrowers successfully repay their loans

**Servicers begin helping borrowers navigate repayment after important financial decisions about the total cost and experience of their education have already been made.**



1
Congress sets product terms and conditions including interest rate, loan limits, and repayment programs.
2
Colleges set tuition and fees.
3
Families select the college, and borrow to pay the cost of attendance to the school.
4
ED issues loans at congressionally set terms, distributes proceeds to school, and assigns loan to a servicer.
DEPARTMENT OF EDUCATION
UNITED STATES OF AMERICA
5
Navient works with borrowers to help them assess multiple repayment options and successfully repay loans.
NAVIENT
6
Loan repaid

# There are solutions to many of the challenges faced by borrowers

## 5 recommendations to improve student loan program success:

**1 Provide more front-end resources to improve decision making.**

Students and their families need tools to understand how much they'll need to borrow to earn the degree—not simply the current semester—and to assess the likely economic benefits of a chosen field. This kind of information will help students and parents make a more informed assessment about what they can afford.

**2 Improve the college completion rate**

Just 6 out of 10 bachelor's degree students graduate in six years. Borrowers who struggle the most are often non-completers with low levels of debt. Schools should have some skin in the game when students do not complete and are unable to repay. Many colleges are experimenting with novel approaches to improve graduation rates and should be encouraged and rewarded.

**3 Simplify repayment.**

Currently, the government offers 16 repayment plans, 9 forgiveness programs, and 33 deferment and forbearance options—each with its own nuances, payment schedules, qualifications, and complex enrollment criteria. They should be and can be simplified. For example, collapsing the multiple income-driven repayment options into one plan with the most appropriate borrower-friendly terms would be a good start.

**4 Help borrowers pay off early.**

In the rush to help student borrowers, too many have trumpeted lower payments over longer periods as the universal solution despite the higher interest costs many borrowers will pay. We need programs that help struggling borrowers through short-term and long-term challenges, but anyone enrolling should understand the trade-offs to be able to make the right choice for their financial circumstances.

**5 Encourage borrowers to engage with their loan servicers.**

Default is avoidable, but borrower contact is key. As a servicer, we've found that nine times out of 10, when we reach struggling federal loan borrowers we are able to help them avoid default by getting them into a repayment plan that works for them. Contact works; let's encourage it.

**navient.com/views**

# The borrowers who struggle most are often non-completers with less than $10,000 in debt

**Borrowers who do not complete a degree default at a rate almost three times higher than borrowers who earned a degree …**

Borrowers in default by attainment



2.8X
25%
9%
25
20
15
10
5
0
%
Completed Degree
Did Not Complete Degree

**… As a result, borrowers who run into trouble repaying usually have below-average amounts of debt.**

3-Year Default Rate by loan size and Repayment Cohort (parentheses contain share of all defaults)



(35%)
(31%)
(18%)
(11%)
(4%)
25
20
15
10
5
0
%
<$5,000
$5-10,000
$10-20,000
$20-40,000
>$40,000

Source: President Obama's Council of Economic Advisors, "Investing In Higher Education: Benefits, Challenges, And The State Of Student Debt," July 2016
Note: Years are fiscal years. Loan size is based on balance of loan when entering repayment.

# Today's federal repayment options are numerous and complex

## Forbearance

*Discretionary Forbearance*

- Hardship Forbearance

*Mandatory Forbearance*

- Medical or Dental Internship Residency
- Department of Defense Student Loan Repayment Programs
- National Service
- Active Military State Duty
- Student Loan Debt Burden
- Teacher Loan Forgiveness

*Mandatory Administrative Forbearance*

- Local or National Emergency
- Military Mobilization
- Designated Disaster Area
- Repayment Accommodation
- Teacher Loan Forgiveness
- Borrower Defense to Repayment


Forbearance
Deferments
Forgiveness
Repayment Plans

## Forgiveness

1. Teacher Loan Forgiveness
2. Loan Forgiveness for Service in Areas of National Need
3. Civil Legal Assistance Attorney Student Loan Repayment Program
4. Income Contingent Repayment Plan Forgiveness
5. Income Based Repayment Plan Forgiveness
6. Pay As You Earn Repayment Plan Forgiveness
7. Income Based 2014 Repayment Plan Forgiveness
8. REPAYE Repayment Plan Forgiveness
9. Public Service Loan Forgiveness

## Deferment

1. School (1)
2. School Full-Time (2)
3. School Half-Time (2)
4. Post Enrollment (1)
5. Graduate Fellowship (3)
6. Unemployment Deferment – 2 years (2)
7. Unemployment Deferment – 3 years (1)
8. Economic Hardship (1)
9. Rehabilitation Training Program (3)
10. Military Service (3)
11. Post-Active Duty Student (3)
12. Teacher Shortage(2)
13. Internship/Residency Training (2)
14. Temporary Total Disability (2)
15. Armed Forces or Public Health Services (2)
16. National Oceanic and Atmospheric Administration Corps (2)
17. Peace Corps, ACTION Program, and Tax-Exempt Organization Volunteer (2)
18. Parental Leave (2)
19. Mother Entering/Re-entering Work Force (2)
20. Cancer Treatment Deferment

## Repayment plans

1. DL Standard Pre-HERA
2. FFELP/DL Standard Post-HERA (4)
3. DL Graduated Pre-HERA
4. FFELP/DL Graduated Post –HERA (4)
5. DL Extended Pre-HERA
6. FFELP/DL Extended Post-HERA (4)
7. Income-Sensitive
8. Income-Contingent Ver. 1 (5)
9. Income-Contingent Ver. 2 (5)
10. Income-Contingent Ver. 3
11. Forced Income-Driven
12. Income-Based
13. Pay As You Earn
14. Income-Based 2014
15. Alternative (6)
16. REPAYE

Effective Date Details

(1) Limited to FFELP borrowers with all new loans made on or after July 1, 1993; All DL are eligible.
(2) Limited to FFELP borrowers with all loans made on or after July 1, 1987 and prior to July 1, 1993; DL eligible if borrower has FFELP loan made during this period.
(3) All FFELP and DL loans eligible regardless of disbursement date
(4) HERA aligned FFELP and DL repayment plans for loans first entering repayment on or after July 1, 2006.
(5) Pre July 1, 1996, ICR plans, the DL borrower can choose between ICR1 - the Formula Amount, or ICR2 – the Capped Amount.
(6) The DL borrower can request from 5 alternative repayment plans: Fixed Payment Amount, Fixed Term, Graduated Repayment, Negative Amortization, or Post REPAYE.

# We've piloted solutions to reduce complexity

## IDR eSign Enrollment

Navient launched a pilot program focusing on past-due FFELP borrowers to explore whether a simpler process could produce better results. Under the pilot, we made contact with the borrower, gathered salary and family information over the phone, and then pre-populated the IDR application. We then securely transmitted the pre-filled application to the borrower for electronic signature. This program is available to assist past-due borrowers across the FFELP and Direct Loan portfolio.

**The eSign pilot nearly tripled IDR application return rates**



IDR application process return rate
Completion Rate (%)
80
60
40
20
0
2.6x higher
71%
27%
Normal process – within 60 days
eSign – within 10 days

**55%** **return the application within a single day.**

**71%** **of applications completed within 10 days.**

## Repayment Guide for New Graduates

Navient created a personalized report to help new-to-repayment borrowers to compare their options.

NAVIENT | Department of Education Loan Servicing

**You're about to start repaying your loans – are you in the right plan for you?**

**Not sure? We can help.**

We've created a simple guide that will assist in building repayment strategies, outlining options, and understanding *the best way for* ***you*** to manage your federal student loan payments.



Log in to your Navient inbox **today to check it out!**
Create an account if you haven't already done so.

*Reminder:* you'll be receiving your first statement shortly. Don't delay – create your repayment strategy today!

**View your guide today!**

Tips and resources

**Income-Driven Repayment (IDR) plans and loan forgiveness**
Payments under an IDR plan are based on your income, family size, and loan program. Under certain conditions, your monthly payment could be as low as $0. Take a look at a few examples of how an IDR plan might work for you.

# Navient delivers strong performance for borrowers

## Navient-serviced borrowers are 26% less likely to default



9.7%
7.5%
Default rate (%)
Navient's CDR is 26% lower than all others
All borrowers
Navient-serviced borrowers

## Navient helps borrowers use forbearance responsibly

Pre-COVID forbearance usage is in line with other servicers



Borrowers in forbearance (%)
20
15
10
5
0
03/15
06/15
09/15
12/15
03/16
06/16
09/16
12/16
03/17
06/17
09/17
12/17
03/18
06/18
09/18
12/18
03/19
06/19
09/19
12/19
PHEAA
Great Lakes
Navient
Nelnet

Effective March 27, 2020, all ED-owned loans were placed in a COVID-19 disaster forbearance.
Note: Increase in forbearance usage in Sept 2017 due to disaster relief in Puerto Rico, Florida, and Texas

## Navient's IDR enrollment leads comparable servicers



PHEAA
Great Lakes/ Nelnet
Navient
NFP
Borrowers in IDR (%)
** Excludes PSLF
35
30
25
20
15
10
12/15
03/16
06/16
09/16
12/16
03/17
06/17
09/17
12/17
03/18
06/18
09/18
12/18
03/19
06/19
09/19
12/19
03/20
06/20
09/20

## Data-driven programs help make contact

**9 times out of 10**

...when we can reach a past-due federal student loan borrower, Navient can help him or her avoid default.



E-Mail
Phone Call
Mail
Video
Text Message

**90%**

of borrowers who default have not responded to Navient outreach during the year of missed payments leading up to default.

Sources* FSA data center, Federal Student Loan portfolio, Portfolio by Loan Status; forbearance as a percent of borrowers in repayment, forbearance, and deferment, "Official Cohort Default Rates for Schools," Federal Student Aid, 10/8/2020; Navient data, Federal Student Aid, "Federal Student Loan Portfolio - FSA Data Center," U.S. Department of Education, as of June 2020, accessed 10/27/2020. **Excludes borrowers enrolled in Public Service Loan Forgiveness which are placed with one servicer. Nelnet services direct student loans under two brands, Nelnet & Great Lakes
*Including all types of forbearance, including forbearance necessary for IDR enrollment

# Student Loan Options During the National Emergency: **What You Need to Know**

If you have impacted by COVID, options depend on your loan types. Contact your servicer to discuss what's right for you.

| | |
|---|---|
| **Department of Education (Direct) Loans:** | • These loans have been automatically placed into forbearance (payments suspended) through September 2021 and interest rates have been set to 0% according to the terms of the CARES Act and extended through executive order. Your Auto Pay payments were paused automatically.<br>• Watch for communications concerning payment resumption in October.<br>• Contact Navient to discuss your options if you are not able to resume making payments. If you were in an income-driven repayment plan before this forbearance, your recertification date has been pushed back.<br>• October 2021: Payments are due on your normal due date and interest rates return to normal.<br><br>*Note: If you are pursuing a loan forgiveness program, you will receive credit during the period of suspension (April 2020 – September 2021) as though you made on-time monthly payments.* |
| **FFELP Loans:** | Contact Navient to discuss your best option for payment relief. Options include:<br>• National Emergency Forbearance<br>• Income-Driven Repayment (IDR) Plan<br>• Unemployment Deferment<br>• Loan Consolidation into a Direct Loan<br><br>*Note: If you're already in an IDR plan but your income recently changed, you can have your payment recalculated.* |
| **Private Loans:** | Contact Navient to discuss your best option for payment relief. Options include:<br>• National Emergency Forbearance<br>• Extended Repayment<br>• Interest-Only payment<br>• Rate Reduction program |

**Not sure what type of loan you have?** Login to your account at Navient.com to see your loans at a glance. "Type" is next to the loan column and is either Direct, FFELP, or Private. For "FFELP", click the purple plus sign to check your interest rate. If it's been set to 0%, that loan has the same relief benefits as Direct (Department of Education) loans, otherwise see the FFELP Loan relief options above.

**CONTACT NAVIENT** at **888-272-5543** to discuss your options.

**Keep track of the most up-to-date information at Navient.com/COVID-19**

# Navient Corporation Appendix

# Assisting Borrowers Through the Crisis



Total Private Education Loans in Forbearance [1]
($'s in billions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20



Total Private Education Loans in Current Repayment [1]
($'s in billions)
$24.0
$22.0
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
Dec-19
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20

- Implemented an extensive, data driven outreach program to inform and assist customers before they return to repayment
- Continue to provide immediate payment relief options to borrowers who have been negatively impacted by the COVID-19 emergency

[1] As of 12/31/2020

# Navient Is Focused On Expense Efficiency

**Notable Items Impacting Total Expenses Compared to Prior Periods**

| ($ In millions) | Q4 20 | Q4 19 | 2020 | 2019 |
|---|---|---|---|---|
| Reported Core Earnings Expenses | $269 | $237 | $973 | $990 |
| Year over Year Change in Reported Core Earnings Expenses | 14% | | (2%) | |
| | | | | |
| Restructuring & Reorganization Expenses | - | $2 | $9 | $6 |
| Regulatory-Related Expenses | $20 | ($9) | $33 | $6 |
| Adjusted Core Earnings Expenses [1] | $249 | $244 | $931 | $978 |
| Year over Year Change in Adjusted Core Earnings Expenses | 2% | | (5%) | |
| | | | | |
| Transition Services Agreement | - | $4 | $11 | $20 |
| Costs Associated with Proxy Contest Matters | - | $1 | - | $13 |
| | | | | |
| Comparable Core Earnings Total Expenses [1] | $249 | $239 | $920 | $945 |
| Year over Year Change in Comparable Core Earnings Total Expenses | 4% | | (3%) | |

[1] "Adjusted" and "Comparable" expenses are non-GAAP financial measures. By using these measures, management can make better short-term and long-term decisions related to expense management and allocation.

# Operating Results
# “Core Earnings[1]” Basis

**Selected Financial Information and Ratios**

| (In millions, except per share amounts) | Q4 20 | Q4 19 | 2020 | 2019 |
|---|---|---|---|---|
| GAAP diluted EPS | $0.99 | $0.78 | $2.12 | $2.56 |
| Adjusted Core Earnings EPS [1,2] | $0.97 | $0.67 | $3.40 | $2.64 |
| Restructuring and regulatory-related expenses | ($0.09) | $0.02 | ($0.16) | ($0.04) |
| Reported Core Earnings EPS [1] | $0.88 | $0.69 | $3.24 | $2.60 |
| Average common stock equivalent | 188 | 221 | 195 | 233 |
| Ending total education loans, net | $79,363 | $86,820 | $79,363 | $86,820 |
| Average total education loans | $81,685 | $88,266 | $84,242 | $90,783 |

[1] Item is a non-GAAP financial measure. See pages 48 - 50 for a description and reconciliation.
[2] Adjusted diluted Core Earnings per share excludes: $20 million and $(7) million of net restructuring and regulatory-related expenses in fourth quarter 2020 and the fourth quarter 2019, and $42 million and $12 million of net restructuring and regulatory-related expenses in the full years of 2020 and 2019, respectively.

# Federal Education Loans Segment
# "Core Earnings" Basis

**Selected Financial Information and Ratios**

| ($ In millions) | Q4 20 | Q4 19 | 2020 | 2019 |
|---|---|---|---|---|
| Segment net interest margin | 1.06% | 0.87% | 0.99% | 0.83% |
| FFELP Loans: | | | | |
| Provision for loan losses | $ - | $8 | $13 | $30 |
| Charge-offs | $9 | $9 | $49 | $42 |
| Charge-off rate | 0.07% | 0.06% | 0.10% | 0.07% |
| Greater than 30-days delinquency rate | 9.2% | 11.7% | 9.2% | 11.7% |
| Greater than 90-days delinquency rate | 4.6% | 5.8% | 4.6% | 5.8% |
| Forbearance rate | 13.8% | 12.2% | 13.8% | 12.2% |
| Average FFELP Loans | $59,389 | $65,642 | $61,522 | $68,271 |
| Operating Expense | $70 | $89 | $287 | $359 |
| Net Income | $134 | $136 | $537 | $525 |
| Number of accounts serviced for ED (in millions) | 5.6 | 5.6 | 5.6 | 5.6 |
| Total federal loans serviced (in billions) | $284 | $287 | $284 | $287 |
| Contingent collections receivables inventory - education loans (billions) | $10.2 | $19.0 | $10.2 | $19.0 |

**Full Year and 4th Quarter Highlights**

**Federal Education**

- **Q4 20** Net Interest Margin: 106 basis points
- **Q4 20** Charge-off Rate: 7 basis points

- Full year net interest margin improved 19% from the prior year, primarily driven by a favorable interest rate environment
- Q4 20 forbearance rate declined 52% from its peak of 28.5% in Q2 20
  - Forbearance rate increased to 13.8% from 12.2% in the year ago quarter
- Charge-offs were unchanged from the year ago quarter
- Continue to provide payment relief options to borrowers who have been negatively impacted by the COVID-19 emergency

# Consumer Lending Segment
# "Core Earnings" Basis

**Selected Financial Information and Ratios**

| ($ In millions) | Q4 20 | Q4 19 | 2020 | 2019 |
|---|---|---|---|---|
| Segment net interest margin | 3.02% | 3.31% | 3.20% | 3.30% |
| Private Education Loans (including Refinance Loans): | | | | |
| Provision for loan losses | $2 | $42 | $142 | $228 |
| Charge-offs [1] | $28 | $97 | $184 | $364 |
| Annualized charge-off rate [1] | 0.53% | 1.75% | 0.88% | 1.67% |
| Greater than 30-days delinquency rate | 2.6% | 4.6% | 2.6% | 4.6% |
| Greater than 90-days delinquency rate | 1.0% | 2.0% | 1.0% | 2.0% |
| Forbearance rate | 3.9% | 2.7% | 3.9% | 2.7% |
| Average Private Education Loans | $22,296 | $22,624 | $22,720 | $22,512 |
| Operating Expense | $37 | $40 | $146 | $156 |
| Net Income | $108 | $89 | $360 | $316 |

**Full Year and 4th Quarter Highlights**

**Consumer Lending**

- **Q4 20** Net Interest Margin: 302 basis points
- **Q4 20** Charge-off Rate [1]: 53 basis points

- Annualized charge-off rate declined 70% to 53 basis points [1] compared to the year ago quarter
- Private Education Loan delinquency rate declined 43% to 2.6% compared to the year ago quarter
- Q4 20 Forbearance rate declined 73% from its peak of 14.7%, in Q2 20
  - Forbearance rate increased to 3.9% from 2.7% in the year ago quarter
- Originated $4.6 billion of Private Education Refinance Loans in 2020
  - $1.1 billion of Private Education Refinance Loans originated in Q4 20 with an average FICO of 771
- Full year net income increased 14% or $44 million, to $360 million compared to the year ago quarter [1]

[1] Excluding the $23M and $21M of charge-offs on the expected future recoveries of charged-off loans in 2020 and 2019, respectively, that occurred as a result of changing the charge-off rate from 81% to 81.4% in 2020 and from 80.5% to 81% in 2019.

# Business Processing Segment
# "Core Earnings" Basis

**Selected Financial Information and Ratios**

| ($ In millions) | Q4 20 | Q4 19 | 2020 | 2019 |
|---|---|---|---|---|
| Government Services | $58 | $34 | $191 | $154 |
| Healthcare RCM Services | $35 | $25 | $113 | $104 |
| **Total Business Processing Revenue** | **$93** | **$59** | **$304** | **$258** |
| Operating Expenses | $74 | $49 | $254 | $215 |
| EBITDA [1] | $22 | $11 | $57 | $49 |
| EBITDA Margin [1] | 23% | 18% | 19% | 19% |
| **Net Income** | **$15** | **$8** | **$39** | **$33** |
| Contingent collections receivables inventory (billions) | $16.0 | $14.9 | $16.0 | $14.9 |

**Full Year and 4th Quarter Highlights**

**Business Processing**

- **Q4 20** EBITDA Margin [1]: 23%

- Full year revenue increased $46 million or 18% compared to a year ago, primarily as a result of revenue earned from new contracts to support states in providing unemployment benefits and contact tracing services
- EBITDA margin increased to 23% from 18% in the year ago quarter, as we leveraged the scalability of our infrastructure
- Net income increased $7 million to $15 million compared to the year ago quarter

[1] Item is a non-GAAP financial measure. See pages 48 - 50 for a description and reconciliation.

# GAAP Results

| (In millions, except per share amounts) | Q4 20 | Q4 19 | 2020 | 2019 |
|---|---|---|---|---|
| Net income (loss) | $186 | $171 | $412 | $597 |
| Diluted earnings (loss) per common share | $0.99 | $0.78 | $2.12 | $2.56 |
| Operating expenses | $269 | $235 | $964 | $984 |
| Provision for loan losses | $2 | $50 | $155 | $258 |
| Average Education Loans | $81,685 | $88,266 | $84,242 | $90,783 |

# Notes on Non-GAAP Financial Measures

(Dollars in Millions)

In addition to financial results reported on a GAAP basis, Navient also provides certain performance measures which are non-GAAP financial measures. The following non-GAAP financial measures are presented within this Presentation:

1. **Core Earnings** – The difference between the company's Core Earnings and its GAAP results is that Core Earnings excludes the impacts of: (1) mark-to-market gains/losses on derivatives and (2) goodwill and acquired intangible asset amortization and impairment. Management uses Core Earnings in making decisions regarding the company's performance and the allocation of corporate resources and, as a result, our segment results are presented using Core Earnings. In addition, Navient's equity investors, credit rating agencies and debt capital investors use these Core Earnings measures to monitor the company's business performance. For further detail and reconciliation, see page 50 of this presentation and pages 19 - 29 of Navient's fourth quarter 2020 earnings release.

2. **Core Earnings Return on Equity (CEROE)** – Core Earnings Return on Equity is calculated as Adjusted Core Net income, excluding restructuring and regulatory-related expenses, divided by the quarterly average of GAAP equity for the trailing four quarters. This measure allows management, as well as investors and analysts, to measure the company's use of its equity. The calculation for Q4 2020 & Full Year 2020 is as follows:

$$\text{Q4 2020} = \frac{\text{Adjusted Core Earnings Net income}}{\text{Average Equity}} = \frac{\$182^{(1)}}{(\$2,035 + 2,115 + \$2,254 + 2,433) / 4} = 33\%^{(2)}$$

$$\text{2020} = \frac{\text{Adjusted Core Earnings Net income}}{\text{Average Equity}} = \frac{\$663^{(1)}}{(\$2,035 + 2,115 + \$2,254 + 2,433) / 4} = 30\%^{(2)}$$

3. **Core Earnings Efficiency Ratio** – The Core Earnings Efficiency Ratio measures the company's Core Earnings Expenses, excluding restructuring and regulatory-related expenses, relative to its Adjusted Core Earnings Revenue. This ratio can be calculated by dividing Core Earnings Expenses, excluding restructuring and regulatory-related expenses, by Adjusted Core Earnings Revenue. Adjusted Core Earnings Revenue is derived by adding provision for loan losses, and excluding gains or loss on debt repurchases, to Total Core Earnings Revenue. This is a useful measure to management as we plan and forecast, as it removes variables that cannot be easily predicted in advance. By using this measure, management can make better short-term and long-term decisions related to expense management and allocation. The calculations for Q4 2020 & Full Year 2020 are as follows:

$$\text{Q4 2020} = \frac{\text{Adjusted Core Earnings Expense}}{\text{Adjusted Core Earnings Revenue}} = \frac{\$249^{(1)}}{\$489} = 51\%$$

$$\text{2020} = \frac{\text{Adjusted Core Earnings Expense}}{\text{Adjusted Core Earnings Revenue}} = \frac{\$931^{(1)}}{\$1,953} = 48\%$$

[1] Excludes $20 million and $42 million of net restructuring and regulatory-related expenses in fourth quarter 2020 and full year 2020, respectively.
[2] Return on Equity has been annualized.

# Notes on Non-GAAP Financial Measures

(Dollars in Millions)

4. **Earnings before Interest, Taxes, Depreciation and Amortization Expense ("EBITDA")** – This metric measures the operating performance of the Business Processing segment and is used by management and our equity investors to monitor operating performance and determine the value of those businesses. For further detail and reconciliation, see page 29 of Navient's fourth quarter earnings release.

5. **Adjusted Tangible Equity Ratio (ATE)** – The Adjusted Tangible Equity Ratio measures Navient's tangible equity, relative to its tangible assets. We adjust this ratio to exclude the assets and equity associated with our FFELP portfolio because FFELP Loans are no longer originated and the FFELP portfolio bears a 3% maximum loss exposure under the terms of the federal guaranty. Management believes that excluding this portfolio from the ratio enhances its usefulness to investors. To determine Adjusted Tangible Equity Ratios, we calculate the Adjusted Tangible Equity, (GAAP Total Equity less Goodwill & Acquired Intangible Assets less Equity held for FFELP Loans), and divide by Adjusted Tangible Assets (Total Assets less Goodwill & Acquired Intangible Assets less FFELP Loans). For further detail, see page 29 of Navient's fourth quarter 2020 earnings release. The calculation for Q4 2020 is as follows:

Adjusted Tangible Equity = (Equity - Goodwill & Intangibles) - Equity held for FFELP Loans
Adjusted Tangible Assets = Total Assets - Goodwill & Intangibles - FFELP Loans

Adjusted Tangible Equity = ($2,433 - $735) - (0.005*$58,284) = $1,407
Adjusted Tangible Assets = $87,412 - $735 - $58,284 = $28,393

$$\frac{\text{Adjusted Tangible Equity}}{\text{Adjusted Tangible Assets}} = \frac{\$1{,}407}{\$28{,}393} = 5.0\%$$

i. **Pro Forma Adjusted Tangible Equity Ratio** – The following provides a pro forma of what the Adjusted Tangible Equity Ratio would be if the cumulative net mark-to-market losses related to derivative accounting under GAAP were excluded. These cumulative losses reverse to $0 upon the maturity of the individual derivative instruments. As these losses are temporary, we believe this pro forma presentation is a useful basis for management and investors to further analyze the Adjusted Tangible Equity Ratio. The pro forma calculation for Q4 2020 is as follows:

Pro Forma Adjusted Tangible Equity = Adjusted Tangible Assets - Ending impact of derivative accounting on GAAP equity

$$\frac{\text{Pro Forma Adjusted Tangible Equity}}{\text{Adjusted Tangible Assets}} = \frac{\$1{,}407 - (\$616)}{\$28{,}393} = \frac{\$2{,}023}{\$28{,}393} = 7.1\%$$

# Differences Between Core Earnings And GAAP

| Core Earnings adjustments to GAAP: (Dollars in Millions) | Quarters Ended Dec. 31, 2020 | Quarters Ended Dec. 31, 2019 | Years Ended 2020 | Years Ended 2019 |
|---|---|---|---|---|
| GAAP net income (loss) | $186 | $171 | $412 | $597 |
| Net impact of derivative accounting | (28) | (27) | 265 | (5) |
| Net impact of goodwill and acquired intangible assets | 5 | 6 | 22 | 30 |
| Net income tax effect | 3 | 3 | (68) | (15) |
| Total Core Earnings adjustments to GAAP | (20) | (18) | 219 | 10 |
| Core Earnings net income (loss) | $166 | $153 | $631 | $607 |

# Investor Relations Website

**www.navient.com/investors**
**www.navient.com/abs**

- **NAVI / SLM student loan trust data (Debt/asset backed securities – NAVI / SLM Student Loan Trusts)**
  - Static pool information – detailed portfolio stratifications by trust as of the cutoff date
  - Accrued interest factors
  - Quarterly distribution factors
  - Historical trust performance – monthly charge-off, delinquency, loan status, CPR, etc. by trust
  - Since issued CPR – monthly CPR data by trust since issuance

- **NAVI / SLM student loan performance by trust – Issue details**
  - Current and historical monthly distribution reports
  - Distribution factors
  - Current rates
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- **Additional information (Webcasts and presentations)**
  - Archived and historical webcasts, transcripts and investor presentations

- **Environmental Social Governance (ESG) Information**

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